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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ronald W. Tysoe, Dennis J. Broderick, John R. Sims, and Padma Tatta Cariappa, or any of them, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Federated Department Stores, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock issuable pursuant to certain Restricted Stock Agreements and Nonqualified Stock Option Agreements entered into with William J. Lansing, Michael P. Sherman, and Richard Tate and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, whether on Form S-8 or otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys or attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  April 20, 1999



/s/ James M. Zimmerman                  /s/ George V. Grune
-----------------------------           -----------------------------------
James M. Zimmerman                      George V. Grune


/s/ Terry J. Lundgren                   /s/ Sara Levinson
-----------------------------           -----------------------------------
Terry J. Lundgren                       Sara Levinson


/s/ Ronald W. Tysoe                     /s/ Joseph Neubauer
-----------------------------           -----------------------------------
Ronald W. Tysoe                         Joseph Neubauer


/s/ Karen M. Hoguet                     /s/ Joseph A. Pichler
-----------------------------           -----------------------------------
Karen M. Hoguet                         Joseph A. Pichler


/s/ Joel A. Belsky                      /s/ Karl M. von der Heyden
-----------------------------           -----------------------------------
Joel A. Belsky                          Karl M. von der Heyden


/s/ Meyer Feldberg
-----------------------------           -----------------------------------
Meyer Feldberg                          Craig E. Weatherup


/s/ Earl G. Graves, Sr.                 /s/ Marna C. Whittington
-----------------------------           -----------------------------------
Earl G. Graves, Sr.                     Marna C. Whittington



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